SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 5, 2016 (July 5, 2016)

Republic Services, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

1-14267	65-0716904
(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 627-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On July 5, 2016, Republic Services, Inc. (“Republic”) completed an underwritten public offering of $500 million aggregate principal amount of 2.900% senior notes due 2026 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of November 25, 2009, between Republic and U.S. Bank National Association, as trustee, as supplemented by the Fifth Supplemental Indenture, dated July 5, 2016. The Notes are unsubordinated and unsecured obligations of Republic. Republic expects to use the net proceeds, together with borrowing under its credit facilities, to purchase up to $600 million combined aggregate principal amount of the 6.200% Notes due 2040, 5.700% Notes due 2041 and 6.086% Notes due 2035, each issued by Republic, and the 7.400% Debentures due 2035 issued by Republic’s subsidiary Browning-Ferris Industries, LLC, tendered in its previously announced tender offers (the “Tender Offers”) launched June 6, 2016.

A copy of the Fifth Supplemental Indenture is filed under Item 9.01 as Exhibit 4.1 and is incorporated herein by reference.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (No. 333-195485) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by Republic under the Act.

Also on July 5, 2016, Republic issued a press release announcing the final tender results of its Tender Offers. A copy of the press release announcing the final tender results is filed under Item 9.01 as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Republic hereby files the following exhibits 4.1, 5.1 and 23.1 to, and incorporates such exhibits by reference in, the Registration Statement, as supplemented by the Prospectus Supplement dated June 20, 2016 which was filed with the SEC on June 22, 2016.

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of July 5, 2016, to the Indenture, dated as of November 25, 2009, between Republic Services, Inc. and U.S. Bank National Association, as trustee, including the form of 2.900% Notes due 2026

5.1	Opinion of Mayer Brown LLP, as to the validity of the Notes

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto)

99.1	Press release issued July 5, 2016 announcing final tender results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2016

REPUBLIC SERVICES, INC.

By:	/s/ Charles F. Serianni
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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